UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21775
Oppenheimer International Diversified Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: April 30
Date of reporting period: 04/30/2008

Item 1. Reports to Stockholders.

April 30, 2008

Oppenheimer International Diversified Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
Assets Class Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2008, and are based on the total market value of investments in affiliated companies.
6 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended April 30, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. During a difficult market environment, the Fund’s returns were negative for the 1-year period ended April 30, 2008, with its Class A shares (without sales charge) falling by -2.50%. The Fund’s benchmark, the MSCI World Index, had similar results and returned -2.47% over the same period.
     Although the Fund’s total returns were negatively affected by volatile international equity market conditions, we continued to maintain the Fund’s disciplined approach to diversified international investing, with all five underlying portfolios maintaining their focus on generating long, solid performance as opposed to short-term gains.
     The Fund’s diversified portfolio consists primarily of five Oppenheimer international mutual funds—on the equity side, Oppenheimer Quest International Value Fund, Inc., Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund and Oppenheimer Developing Markets Fund, and on the fixed-income side, Oppenheimer International Bond Fund. Despite the fact that Oppenheimer Developing Markets Fund slightly underperformed its benchmark, it was the strongest performer in absolute returns—its Class Y shares returned 22.55%. Oppenheimer International Bond Fund’s gains were also favorable with a 14.48% return for its Class Y shares, but more modest compared to its international fixed-income peers, as it underperformed its benchmark. Oppenheimer International Growth’s Class Y shares outperformed its benchmark, the MSCI EAFE Index. Both Oppenheimer International Small Company Fund and Oppenheimer Quest International Value Fund, Inc., underperformed on an absolute and relative basis.
     During the twelve-month period, virtually every single market both in the U.S. and abroad was down. The big story of the period was the summer’s credit crisis. It began with sub-prime mortgages—high-interest loans made to homebuyers with very weak credit. As mortgage defaults and delinquencies rose, the housing market deteriorated, leading lenders to dramatically tighten their lending requirements. As credit became more difficult to come by, a number of financial institutions experienced significant losses. Equities around the world fell sharply amidst recession fears, high oil prices and continuing credit difficulties. The financial sector was among the hardest hit, as investors worried that new credit problems could surface and weigh even further on companies’ earnings. As concerns over consumer confidence mounted, a significant sell-off in the equity and bond markets ensued, as investors’ appetite for risk diminished. In their reassessment of risk, investors shifted away from small-cap stocks toward larger, well-established multinational corporations. The banking system was also clearly under threat, not only in the U.S., as evidenced
7 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND PERFORMANCE DISCUSSION
by the Federal Reserve’s (the “Fed”) facilitation of JPMorgan Chase & Co.’s distressed price acquisition of Bear Stearns, but also across the ocean as well. To a great extent, several banks abroad were participants in this U.S.-related story, notably, some of the larger banks in the United Kingdom and the Swiss investment banks. The widespread predictions of a global economic slowdown caused intense market volatility through the end of the period as the housing and construction markets continued to deteriorate, economic and job data grew increasingly worrisome and commodity prices continued to rise. It is important to note, however, that the increase in the price of oil is somewhat a reflection of dollar weakness, rather than costs going up in every currency around the world. Also, we have had a period of price increases not only in hard commodities but also in soft commodities with food inflation and the restriction of exports. Political problems are always inherent when food costs rise in developing countries. Foreign currencies continued to appreciate against the U.S. dollar with the Fed aggressively reducing interest rates to stem the spreading credit crunch and the deteriorating housing market from sinking the economy. All of these factors unfolded during the twelve month reporting period, causing consumers to question the financial assumptions that underpinned the bull market of the last year.
     During the reporting period, we felt that the Fund had become overly exposed to emerging markets. Besides our allocation to Oppenheimer Developing Markets Fund, we also had exposure to emerging markets through the portfolio’s other funds. According to our analysis, for example, roughly one-third of Oppenheimer International Small Company Fund was invested in stocks tied in some way to emerging markets. Significant portions of Oppenheimer International Growth Fund, Oppenheimer Quest International Value Fund, Inc. and Oppenheimer International Bond Fund were invested in this asset class. Because we felt the Fund had become too aggressively positioned, we lowered our target weighting in Oppenheimer Developing Markets Fund and trimmed our reallocation accordingly. We felt this was prudent given the strong run of the emerging markets and we believe our shareholders are best served by avoiding excess exposure to this volatile asset class. This is the only reallocation we have made in the life of the Fund thus far.
     In reviewing the current reporting period, Oppenheimer International Small Company Fund has experienced a period of temporary weakness relative to its peers. This underlying fund otherwise has a stellar five-year track record and we view it as poised to bounce back in the near term. We remain quite pleased with Oppenheimer Developing Markets Fund given the fact that there was a portfolio manager change as well as a one-off restructuring expense that this underlying fund incurred over the past year. Oppenheimer International Value Fund has been through a period where value stocks were out of favor.
8 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

However, we believe this underlying fund’s strategy is rational and coherent. While we cannot predict when its inflection point will be, we are confident it is well-positioned for a turnaround when its style returns back in favor. Oppenheimer International Growth Fund has performed relatively well and we believe this underlying fund is well positioned in premium long-term growth companies as opposed to short-term cyclical ones. Oppenheimer International Bond Fund has been a consistent top-decile performer over the past few years.
     Despite market fluctuations during the period, the Fund’s portfolio allocations at period end remained very close to our target levels. We continue to regularly monitor the portfolio’s weightings and will not hesitate to step in if any one of the underlying funds becomes over- or underrepresented relative to the others. Looking forward, in the near term, while we anticipate continued equity market volatility both in the U.S. and internationally, primarily due to the troubled sub-prime mortgage and corporate lending markets, we are optimistic regarding the prospects for the Fund’s investment strategy in the long term. Historically, it has always proved rewarding to invest in equity markets when markets have sold off when there is fear reflected in pricing. Across the board, in all of the underlying equity funds, we are seeing attractive prices for quality companies, a situation that we have not witnessed since 2002. While we do not hold a crystal ball and cannot make predictions, we firmly believe the current market environment is full of excellent opportunities on a stock-specific basis and we continue to find attractive businesses with solid investment potential.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until April 30, 2008. In the case of all Class shares, performance is measured from the inception of the Class on September 27, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance does not guarantee future results.
9 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND PERFORMANCE DISCUSSION
     The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, the MSCI World Index, and the MSCI All Country World ex USA Index. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index is an unmanaged index of equity securities listed on 21 principal stock markets of Europe, Asia and Australia. The MSCI World Index is an unmanaged index of issuers listed on the stock exchanges of 22 countries and the U.S. The MSCI All Country World ex USA Index is market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the United States. Indices are unmanaged and cannot be purchased directly by investors. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
10 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and Class N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 16 for further information.
11 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and Class N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 16 for further information.
13 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C and Class N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. See page 16 for further information.
15 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Investors should consider the Fund’s investment objectives, risks and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first offered on 9/27/05. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/27/05. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/27/05. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
16 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class N shares of the Fund were first publicly offered on 9/27/05. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 9/27/05. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
17 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement
18 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	November 1, 2007	April 30, 2008	April 30, 2008

Class A	$1,000.00	$859.80	$1.94

Class B	1,000.00	856.30	6.02

Class C	1,000.00	856.80	5.46

Class N	1,000.00	858.70	3.47

Class Y	1,000.00	861.00	0.42

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,022.77	2.11

Class B	1,000.00	1,018.40	6.54

Class C	1,000.00	1,019.00	5.94

Class N	1,000.00	1,021.13	3.78

Class Y	1,000.00	1,024.42	0.45
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding all underlying fund expenses, based on the 6-month period ended April 30, 2008 are as follows:

Class	Expense Ratios

Class A	0.42%

Class B	1.30

Class C	1.18

Class N	0.75

Class Y	0.09
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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20 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF INVESTMENTS April 30, 2008

	Shares	Value

Investment Companies—99.9%[1]

Fixed Income Fund—11.1%
Oppenheimer International Bond Fund, Cl. Y	32,575,201	$215,973,583

Global Equity Funds—88.8%
Oppenheimer Developing Markets Fund, Cl. Y	4,989,058	235,982,415

Oppenheimer International Growth Fund, Cl. Y	21,944,151	652,180,184

Oppenheimer International Small Company Fund, Cl. Y	12,203,893	281,055,659

Oppenheimer International Value Fund, Cl. Y	5,096,183	83,373,560

Oppenheimer Master International Value Fund, LLC[2]	1,621,687	17,189,322

Oppenheimer Quest International Value Fund, Inc., Cl. A	24,253,433	459,360,023

		1,729,141,163

Money Market Fund—0.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 2.90%[3]	243,044	243,044

Total Investments, at Value (Cost $2,001,139,178)	99.9%	1,945,357,790

Other Assets Net of Liabilities	0.1	1,430,552

Net Assets	100.0%	$1,946,788,342

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended April 30, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	April 30, 2007	Additions	Reductions	April 30, 2008

Oppenheimer Developing Markets Fund, Cl. Y	3,974,441	2,525,433	1,510,816	4,989,058
Oppenheimer Institutional Money Market Fund, Cl. E	5,849,559	264,091,448	269,697,963	243,044
Oppenheimer International Bond Fund, Cl. Y	17,188,277	15,873,194	486,270	32,575,201
Oppenheimer International Growth Fund, Cl. Y	11,815,445	10,469,251	340,545	21,944,151
Oppenheimer International Small Company Fund, Cl. Y	6,108,521	6,274,831	179,459	12,203,893
Oppenheimer International Value Fund, Cl. Y	—	5,369,919	273,736	5,096,183
Oppenheimer Master International Value Fund, LLC	—	1,799,238	177,551	1,621,687
Oppenheimer Quest International Value Fund, Inc., Cl. A	14,658,968	9,929,658	335,193	24,253,433
F1 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

		Dividend		Realized
	Value	Income		Gain (Loss)

Oppenheimer Developing Markets Fund, Cl. Y	$235,982,415	$2,490,085		$5,427,281
Oppenheimer Institutional Money Market Fund, Cl. E	243,044	177,143		—
Oppenheimer International Bond Fund, Cl. Y	215,973,583	12,729,209		(74,389)
Oppenheimer International Growth Fund, Cl. Y	652,180,184	8,249,889		(1,132,213)
Oppenheimer International Small Company Fund, Cl. Y	281,055,659	12,909,695		(1,918,297)
Oppenheimer International Value Fund, Cl. Y	83,373,560	560,203		(824,859)
Oppenheimer Master International Value Fund, LLC	17,189,322	49,520	[a]	25,679 [a]
Oppenheimer Quest International Value Fund, Inc., Cl. A	459,360,023	6,553,897		(1,541,271)

	$1,945,357,790	$43,719,641		$(38,069)

a.	Represents the amount allocated to the Fund from Oppenheimer Master International Value Fund, LLC.

2.	Non-income producing security.

3.	Rate shown is the 7-day yield as of April 30, 2008.
See accompanying Notes to Financial Statements.
F2 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2008

Assets
Investments, at value—see accompanying statement of investments— affiliated companies (cost $2,001,139,178)	$1,945,357,790

Cash	746,060

Receivables and other assets:
Shares of beneficial interest sold	5,747,194
Dividends	764,473
Other	20,425

Total assets	1,952,635,942

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	3,116,089
Investments purchased	1,761,392
Distribution and service plan fees	379,835
Transfer and shareholder servicing agent fees	265,310
Shareholder communications	194,512
Trustees’ compensation	72,844
Other	57,618

Total liabilities	5,847,600

Net Assets	$1,946,788,342

Composition of Net Assets
Par value of shares of beneficial interest	$151,914

Additional paid-in capital	1,951,484,908

Accumulated net investment loss	(69,563)

Accumulated net realized gain on investments	51,002,471

Net unrealized depreciation on investments	(55,781,388)

Net Assets	$1,946,788,342

F3 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,142,139,017 and 88,798,304 shares of beneficial interest outstanding)	$12.86
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$13.64

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $174,716,836 and 13,727,767 shares of beneficial interest outstanding)	$12.73

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $531,228,076 and 41,702,527 shares of beneficial interest outstanding)	$12.74

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $70,480,755 and 5,503,578 shares of beneficial interest outstanding)	$12.81

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $28,223,658 and 2,182,061 shares of beneficial interest outstanding)	$12.93
See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2008

Investment Income
Dividends from affiliated companies	$43,670,121

Interest	71,764

Net investment income allocated from Oppenheimer Master International Value Fund, LLC	49,520

Other income	5,051

Total investment income	43,796,456

Expenses
Distribution and service plan fees:
Class A	2,500,120
Class B	1,567,641
Class C	4,599,973
Class N	269,860

Transfer and shareholder servicing agent fees:
Class A	1,467,137
Class B	382,071
Class C	692,133
Class N	120,844
Class Y	13,091

Shareholder communications:
Class A	211,653
Class B	60,428
Class C	91,436
Class N	6,716
Class Y	2,066

Trustees’ compensation	61,390

Custodian fees and expenses	10,130

Other	97,463

Total expenses	12,154,152
Less reduction to custodian expenses	(290)
Less waivers and reimbursements of expenses	(587,800)

Net expenses	11,566,062

Net Investment Income	32,230,394

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from affiliated companies	(63,748)
Distributions received from affiliated companies	89,299,720
Allocated from Oppenheimer Master International Value Fund, LLC	25,679

Net realized gain	89,261,651

Net change in unrealized depreciation on investments	(206,286,407)

Net Decrease in Net Assets Resulting from Operations	$(84,794,362)

See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended April 30,	2008	2007

Operations
Net investment income	$32,230,394	$15,354,618

Net realized gain	89,261,651	12,138,810

Net change in unrealized appreciation (depreciation)	(206,286,407)	129,981,994

Net increase (decrease) in net assets resulting from operations	(84,794,362)	157,475,422

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(36,057,186)	(10,171,822)
Class B	(4,401,925)	(1,414,813)
Class C	(13,806,838)	(3,882,167)
Class N	(1,800,723)	(439,944)
Class Y	(695,491)	(56,588)

	(56,762,163)	(15,965,334)

Distributions from net realized gain:
Class A	(10,316,092)	(485,809)
Class B	(1,593,227)	(85,742)
Class C	(4,764,715)	(225,452)
Class N	(551,857)	(21,938)
Class Y	(184,016)	(2,454)

	(17,409,907)	(821,395)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	541,361,652	428,919,290
Class B	69,294,443	70,777,058
Class C	247,319,760	204,970,855
Class N	39,971,969	25,290,376
Class Y	25,463,445	3,021,568

	923,411,269	732,979,147

Net Assets
Total increase	764,444,837	873,667,840

Beginning of period	1,182,343,505	308,675,665

End of period (including accumulated net investment loss of $69,563 and $35,847, respectively)	$1,946,788,342	$1,182,343,505

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended April 30,	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$13.74	$11.81	$10.00

Income (loss) from investment operations:
Net investment income[2]	.30	.32	.14
Net realized and unrealized gain (loss)	(.61)	1.90	1.91

Total from investment operations	(.31)	2.22	2.05

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.44)	(.28)	(.24)
Distributions from net realized gain	(.13)	(.01)	—

Total dividends and/or distributions to shareholders	(.57)	(.29)	(.24)

Net asset value, end of period	$12.86	$13.74	$11.81

Total Return, at Net Asset Value[3]	(2.50)%	19.05%	20.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,142,139	$695,478	$182,910

Average net assets (in thousands)	$1,004,386	$397,871	$56,852

Ratios to average net assets:[4]
Net investment income	2.21%	2.60%	2.10%
Total expenses[5]	0.43%	0.43%	0.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.39%	0.35%	0.46%

Portfolio turnover rate	6%	1%	0%[6]

1.	For the period from September 27, 2005 (commencement of operations) to April 30, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended April 30, 2008	1.23%
Year Ended April 30, 2007	1.17%
Period Ended April 30, 2006	1.43%

6.	Less than 0.005%.
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended April 30,	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$13.63	$11.76	$10.00

Income (loss) from investment operations:
Net investment income[2]	.17	.21	.09
Net realized and unrealized gain (loss)	(.59)	1.89	1.90

Total from investment operations	(.42)	2.10	1.99

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.35)	(.22)	(.23)
Distributions from net realized gain	(.13)	(.01)	—

Total dividends and/or distributions to shareholders	(.48)	(.23)	(.23)

Net asset value, end of period	$12.73	$13.63	$11.76

Total Return, at Net Asset Value[3]	(3.32)%	18.06%	20.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$174,717	$118,894	$33,843

Average net assets (in thousands)	$156,641	$69,567	$10,159

Ratios to average net assets:[4]
Net investment income	1.24%	1.74%	1.34%
Total expenses[5]	1.29%	1.30%	1.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.26%	1.22%	1.35%

Portfolio turnover rate	6%	1%	0%[6]

1.	For the period from September 27, 2005 (commencement of operations) to April 30, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended April 30, 2008	2.09%
Year Ended April 30, 2007	2.04%
Period Ended April 30, 2006	2.32%

6.	Less than 0.005%.
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class C Year Ended April 30,	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$13.64	$11.77	$10.00

Income (loss) from investment operations:
Net investment income[2]	.20	.22	.04
Net realized and unrealized gain (loss)	(.60)	1.89	1.96

Total from investment operations	(.40)	2.11	2.00

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.37)	(.23)	(.23)
Distributions from net realized gain	(.13)	(.01)	—

Total dividends and/or distributions to shareholders	(.50)	(.24)	(.23)

Net asset value, end of period	$12.74	$13.64	$11.77

Total Return, at Net Asset Value[3]	(3.20)%	18.14%	20.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$531,228	$327,749	$84,529

Average net assets (in thousands)	$459,758	$184,470	$24,928

Ratios to average net assets:[4]
Net investment income	1.46%	1.81%	0.67%
Total expenses[5]	1.18%	1.19%	1.28%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.12%	1.21%

Portfolio turnover rate	6%	1%	0%[6]

1.	For the period from September 27, 2005 (commencement of operations) to April 30, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended April 30, 2008	1.98%
Year Ended April 30, 2007	1.93%
Period Ended April 30, 2006	2.18%

6.	Less than 0.005%.
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended April 30,	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$13.70	$11.80	$10.00

Income (loss) from investment operations:
Net investment income[2]	.25	.29	.10
Net realized and unrealized gain (loss)	(.60)	1.89	1.93

Total from investment operations	(.35)	2.18	2.03

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)	(.27)	(.23)
Distributions from net realized gain	(.13)	(.01)	—

Total dividends and/or distributions to shareholders	(.54)	(.28)	(.23)

Net asset value, end of period	$12.81	$13.70	$11.80

Total Return, at Net Asset Value[3]	(2.79)%	18.70%	20.66%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,481	$35,342	$5,989

Average net assets (in thousands)	$53,978	$17,382	$1,477

Ratios to average net assets:[4]
Net investment income	1.82%	2.32%	1.61%
Total expenses[5]	0.75%	0.74%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.71%	0.67%	0.72%

Portfolio turnover rate	6%	1%	0%[6]

1.	For the period from September 27, 2005 (commencement of operations) to April 30, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended April 30, 2008	1.55%
Year Ended April 30, 2007	1.48%
Period Ended April 30, 2006	1.69%

6.	Less than 0.005%.
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Class Y Year Ended April 30,	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$13.80	$11.84	$10.00

Income (loss) from investment operations:
Net investment income[2]	.37	.32	.09
Net realized and unrealized gain (loss)	(.63)	1.96	1.99

Total from investment operations	(.26)	2.28	2.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.48)	(.31)	(.24)
Distributions from net realized gain	(.13)	(.01)	—

Total dividends and/or distributions to shareholders	(.61)	(.32)	(.24)

Net asset value, end of period	$12.93	$13.80	$11.84

Total Return, at Net Asset Value[3]	(2.17)%	19.51%	21.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,223	$4,881	$1,405

Average net assets (in thousands)	$16,727	$2,254	$469

Ratios to average net assets:[4]
Net investment income	2.72%	2.62%	1.41%
Total expenses[5]	0.10%	0.02%	0.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.07%	(0.05)%[6]	0.01%

Portfolio turnover rate	6%	1%	0%[7]

1.	For the period from September 27, 2005 (commencement of operations) to April 30, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including all underlying fund expenses were as follows:

Year Ended April 30, 2008	0.90%
Year Ended April 30, 2007	0.76%
Period Ended April 30, 2006	0.98%

6.	The amount of indirect expenses reimbursed for the class, including certain management fees and all distribution related service plan fees incurred indirectly, exceeded the amount of direct expenses it incurred.

7.	Less than 0.005%.
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Diversified Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek to achieve high total return through both capital appreciation and income. The Fund is a special type of mutual fund known as a “fund of funds” because it invests in other mutual funds. The Fund normally invests in a portfolio consisting of a target-weighted allocation in Class A or Class Y shares of other Oppenheimer funds (the “Underlying Funds”). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of each class of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P. M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day. To determine net asset values, the Underlying Fund’s assets are valued primarily on the basis of current market quotations. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Underlying Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Underlying Fund’s Board of Trustees. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
F12 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.
Investments in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investments in Oppenheimer Master International Value Fund, LLC. The Fund is permitted to buy interests in trusts and other pooled entities that invest primarily or exclusively in common stocks of companies that are domiciles outside the United States, including entities sponsored and/or advised by the Manager or an affiliate. The Fund can invest 100% of its assets in foreign securities. Oppenheimer Master International Value Fund, LLC (“Master International Value”) is a mutual fund registered under the Investment Company Act of 1940, which seeks long-term capital appreciation by investing in common stocks of foreign companies that the Manager believes are undervalued. The Manager is also the investment adviser of Master International Value. The Manager expects at certain times that the investment in Master International Value combined with Oppenheimer International Value Fund and Oppenheimer Quest International Value Fund may be 30% of the Fund’s net assets. The Fund’s investment in Master International Value is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in Master International Value according to its allocated pro-rata share, based on its relative proportion of total outstanding Master International Value shares held, of the total net income earned and the net gain/(loss) realized on investments sold by Master International Value. As a shareholder, the Fund is subject to its proportional share of Master International Value’s expenses, including its management fee.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
F13 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2]	Tax Purposes

$864,565	$54,651,467	$—	$60,294,949

1.	During the fiscal year ended April 30, 2008, the Fund did not utilize any capital loss carryforward.

2.	During the fiscal year ended April 30, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for April 30, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Increase to	Net Investment	Realized Gain
Paid-in Capital	Loss	on Investments[3]

$7,044,866	$24,498,053	$31,542,919

3.	$7,044,866, including $6,943,920 of long-term capital gain, was distributed in connection with Fund share redemptions.
The tax character of distributions paid during the years ended April 30, 2008 and April 30, 2007 was as follows:
F14 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

	Year Ended	Year Ended
	April 30, 2008	April 30, 2007

Distributions paid from:
Ordinary income	$61,217,062	$15,965,334
Long-term capital gain	12,955,008	821,395

Total	$74,172,070	$16,786,729

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,005,652,739

Gross unrealized appreciation	$77,398,994
Gross unrealized depreciation	(137,693,943)

Net unrealized depreciation	$(60,294,949)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended April 30, 2008, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$35,162
Payments Made to Retired Trustees	9,786
Accumulated Liability as of April 30, 2008	54,025
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
F15 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F16 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2008		Year Ended April 30, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	52,768,299	$735,141,446	40,127,094	$488,828,300
Dividends and/or distributions reinvested	2,945,852	40,330,255	720,026	9,137,132
Redeemed	(17,539,105)	(234,110,049)	(5,717,795)	(69,046,142)

Net increase	38,175,046	$541,361,652	35,129,325	$428,919,290

Class B
Sold	7,617,637	$104,370,736	6,865,011	$83,059,738
Dividends and/or distributions reinvested	405,837	5,511,266	105,828	1,335,549
Redeemed	(3,020,805)	(40,587,559)	(1,123,782)	(13,618,229)

Net increase	5,002,669	$69,294,443	5,847,057	$70,777,058

Class C
Sold	22,488,389	$310,159,377	18,242,998	$221,816,907
Dividends and/or distributions reinvested	1,110,872	15,096,793	264,108	3,335,678
Redeemed	(5,925,907)	(77,936,410)	(1,662,319)	(20,181,730)

Net increase	17,673,354	$247,319,760	16,844,787	$204,970,855

Class N
Sold	3,912,356	$53,125,101	2,373,233	$28,971,297
Dividends and/or distributions reinvested	152,295	2,077,303	33,340	422,418
Redeemed	(1,141,668)	(15,230,435)	(333,707)	(4,103,339)

Net increase	2,922,983	$39,971,969	2,072,866	$25,290,376

Class Y
Sold	2,107,822	$29,122,872	272,301	$3,467,364
Dividends and/or distributions reinvested	59,815	822,456	4,632	59,010
Redeemed	(339,185)	(4,481,883)	(42,036)	(504,806)

Net increase	1,828,452	$25,463,445	234,897	$3,021,568

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended April 30, 2008, were as follows:

	Purchases	Sales

Investment securities	$1,090,220,725	$104,623,087
F17 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Manager does not charge a management fee, but rather collects indirect management fees from investments in the Underlying Funds. The weighted indirect management fees collected from the Underlying Funds, as a percent of average daily net assets of the Fund for the year ended April 30, 2008 was 0.68%.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended April 30, 2008, the Fund paid $2,546,903 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans
F18 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

at March 31, 2008 for Class B, Class C and Class N shares were $2,879,757, $3,816,530 and $487,179, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

April 30, 2008	$2,067,300	$63,601	$238,984	$118,766	$4,832
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to a total expense limitation on the aggregate amount of combined direct (fund-of-funds level) and indirect expense so that as a percentage of average daily net assets they will not exceed the following annual rates: 1.75%, 2.50%, 2.50% and 2.00%, for Class A, Class B, Class C and Class N, respectively. The Manager may modify or terminate this undertaking at any time without notice to shareholders.
     The Manager will waive fees and/or reimburse Fund expenses in amounts equal to the indirect management fees incurred through the Fund’s investment in IMMF as well as indirect distribution related service plan fees incurred through the Fund’s investments in the “Underlying Funds.” During the year ended April 30, 2008, the Manager waived $3,478 for IMMF management fees and $584,322 for distribution related service plan fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
F19 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

NOTES TO FINANCIAL STATE MENTS Continued
5. Recent Accounting Pronouncement
In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of April 30, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
F20 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer International Diversified Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Diversified Fund, including the statement of investments, as of April 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period September 27, 2005 (commencement of operations) to April 30, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2008, by correspondence with the custodian and Transfer Agent or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Diversified Fund as of April 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period September 27, 2005 (commencement of operations) to April 30, 2006, in conformity with U.S. generally accepted accounting principles.
KPMG LLP
Denver, Colorado
June 12, 2008
F21 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

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F22 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007.
Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.0945 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 31, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the fiscal year ended April 30, 2008 are eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended April 30, 2008 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $26,710,474 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended April 30, 2008, $59,536 or 0.10% of the ordinary distributions paid by the Fund qualifies as an interest related dividend and $6,058,281 or 100% of the short-term capital gain distribution paid and to be paid by the Fund qualifies as a short-term capital gain dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
22 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (regis- tered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993- 2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2005) Age: 67	Trustee of the Committee for Economic Development (policy research founda- tion) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.

Robert G. Galli, Trustee (since 2005) Age: 74	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.
23 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2005) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983- 1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2005) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2005) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2005) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corpo- rate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2005) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organiza- tion) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994- December 2001). Director of C-TASC (a privately-held bio-statistics company) (since May 2007). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2005) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production com- pany) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.
24 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

John V. Murphy, President, Principal Executive Officer and Trustee (since 2005) Age: 58	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Evans, Zack, Gillespie and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

George R. Evans, Vice President and Portfolio Manager (since 2005) Age: 48	Senior Vice President (since October 1993) and Director of International Equities (since July 2004) of the Manager. Formerly Vice President of HarbourView Asset Management Corporation (July 1994-November 2001). An officer of 4 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2005) Age: 57	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2005) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
25 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen

Brian S. Petersen, Assistant Treasurer (since 2005) Age: 37	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2005) Age: 59	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2005) Age: 40	Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000- April 2004) of UBS Financial Services, Inc. An officer of 103 portfolios in the OppenheimerFunds complex.

Phillip S. Gillespie, Assistant Secretary (since 2005) Age: 44	Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice President (2000-September 2004), Director (2000- September 2004) and Vice President (1998-2000) of Merrill Lynch Investment Management. An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2005) Age: 42	Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request.
26 | OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, a member of the Board’s Audit Committee, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $19,600 in fiscal 2008 and $19,000 in fiscal 2007.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $256,236 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Internal control reviews and professional services relating to FAS 123R.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%
(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $256,236 in fiscal 2008 and $225,954 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 04/30/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer International Diversified Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date: 06/10/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy Principal Executive Officer
Date: 06/10/2008

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 06/10/2008